UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

DPW HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required
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DEFINITIVE PROXY STATEMENT

DATED MAY 18, 2020

DPW HOLDINGS, INC.

201 Shipyard Way, Suite E

Newport Beach, California 92663

Telephone: (949) 444-5464

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on June 8, 2020

 We cordially invite you to attend the Special Meeting of Stockholders of DPW Holdings, Inc. (“DPW” or the “Company”). Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and out of concern for the health and well-being of our employees and stockholders, NOTICE IS HEREBY GIVEN that the location, date and time of the Special Meeting of Stockholders (the “Special Meeting”) of DPW Holdings, Inc. (the “Company”) has been changed and will be held on Monday, June 8, 2020 at 9:00 A.M. Pacific Time. In light of public health concerns, the Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person.

To access the virtual meeting please click the Virtual Shareholder Meeting link: www.meetingcenter.io/266742656. To login to the virtual meeting you have two option: Join as a “Guest” or Join as a “Shareholder”. If you join as a “Shareholder” you will be required to have a control number and password. The password for the meeting is DPW2020.

Details regarding logging onto and attending the meeting over the website and the business to be conducted are described in the Proxy Card included with this Proxy Statement.

The Special Meeting will be held for the following purposes:

•	To approve, pursuant to Rule 713 of the NYSE American, the issuance of shares of the Corporation’s Class A common stock, par value $0.001 per share (“Common Stock”) to Esousa Holdings LLC (“Esousa”), in accordance with the Master Exchange Agreement dated February 10, 2020, and the exercise of warrants issued in connection therewith;

•	To approve the exercise of warrants issued or issuable to Esousa to purchase up to an aggregate of 2,000,000 shares of Common Stock, issued in connection with certain term promissory notes in an aggregate amount of up to $2,000,000;

•	To approve the conversion of a $1,000,000 Convertible Promissory Note issued on February 5, 2020 (the “Ault Note”), to Ault & Company, Inc., which is convertible into 717,241 shares of Common Stock at $1.45 per share (which figure presumes conversion of principal and accrued but unpaid interest as of August 5, 2020, the maturity date of the Ault Note), in order to comply with the listing rules the NYSE American;

•	To ratify the appointment of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

•	The transaction of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The accompanying proxy statement sets forth additional information regarding the Special Meeting, and provides you with detailed information regarding the business to be considered at the Special Meeting. We encourage you to read the proxy statement carefully and in its entirety.

Only stockholders of record at the close of business on May 11, 2020, the record date for the Special Meeting, will be entitled to vote at the Special Meeting or any adjournments or postponements thereof. The proxy materials will be mailed to stockholders on or about May 20, 2020.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on June 8, 2020:

This Notice of Special Meeting of Stockholders and the accompanying Proxy Statement are available on the Internet at www.envisionreports.com/DPW.

BY ORDER OF THE BOARD OF DIRECTORS

Milton C. Ault III

Chief Executive Officer and Chairman of the Board

May 18, 2020

HOW TO VOTE: Your vote is important. Whether or not you plan to virtually attend the Special Meeting, we hope you will vote as soon as possible by either (1) mailing your completed and signed proxy card(s) to DPW Holdings, Inc., 201 Shipyard Way, Newport Beach, CA 92663, Attention: Corporate Secretary, (2) calling the toll-free number printed on your proxy card(s) and following the recorded instructions or (3) visiting the website indicated on your proxy card(s) and following the on-line instructions. You may revoke a previously submitted proxy at any time prior to the Special Meeting. If you decide to attend the Special Meeting and wish to change your proxy vote, you may do so automatically by voting at the Special Meeting.

TABLE OF CONTENTS
Page
INFORMATION CONCERNING THE SPECIAL MEETING	1
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	3
PROPOSAL NO. 1: APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713, OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK TO ESOUSA	8
Overview of Exchange Agreement	8
Stockholder Approval Requirement	9
Reasons for Transaction	10
Effect on Current Stockholders; Dilution	10
Required Vote and Board Recommendation	10
PROPOSAL NO. 2: APPROVAL OF THE EXERCISE OF WARRANTS TO PURCHASE UP TO 2,000,000 SHARES OF COMMON STOCK IN ORDER TO COMPLY WITH RULE 713 OF THE NYSE AMERICAN	11
Terms of the Transaction	11
Description of the Warrants	11
Why the Company Needs Stockholder Approval	11
Effect of Proposal on Current Stockholders	11
Required Vote and Board Recommendation	11
PROPOSAL NO. 3: APPROVAL OF THE CONVERSION OF A $1,000,000 CONVERTIBLE PROMISSORY NOTE INTO 717,241 SHARES OF COMMON STOCK IN ORDER TO COMPLY WITH RULE 713 OF THE NYSE AMERICAN	12
Terms of the Transaction	12
Why the Company Needs Stockholder Approval	12
Effect of Proposal on Current Stockholders	12
Further Information	12
Required Vote and Board Recommendation	12
PROPOSAL NO. 4: RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	13
Review of the Company’s Audited Financial Statements for the Fiscal Year Ended December 31, 2018	13
Fees Paid to Auditors	13
Pre-Approval Policies and Procedures	13
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	14
Required Vote and Board Recommendation	14
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	15
OTHER BUSINESS	16

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DPW HOLDINGS, INC.

201 Shipyard Way, Suite E

Newport Beach, California 92663

Telephone: (949) 444-5464

DEFINITIVE PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 8, 2020

INFORMATION CONCERNING THE SPECIAL MEETING

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of DPW Holdings, Inc. (the “Company” or “DPW”), for use at a Special Meeting of the Company’s stockholders (the “Special Meeting”) to be held in virtual format on June 8, 2020 at 9:00 PT and at any adjournments thereof. Whether or not you expect to attend the Special Meeting, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about May 20, 2020.

In light of public health concerns, the Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person. To access the virtual meeting please click the Virtual Shareholder Meeting link: www.meetingcenter.io/266742656. To login to the virtual meeting you have two option: Join as a “Guest” or Join as a “Shareholder”. If you join as a “Shareholder” you will be required to have a control number and password. The password for the meeting is DPW2020.

Action to be taken under Proxy

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Milton C. “Todd” Ault, III, the Company’s Chairman and Chief Executive Officer, and William B. Horne, the Company’s Chief Financial Officer, or either one of them who acts, will vote:

•	FOR approval, pursuant to Rule 713 of the NYSE American, of the issuance of shares of the Corporation’s Class A common stock, par value $0.001 per share (“Common Stock”) to Esousa Holdings LLC (“Esousa”), in accordance with the Master Exchange Agreement dated February 10, 2020, and the exercise of warrants issued in connection therewith;

•	FOR approval of the exercise of warrants issued or issuable to Esousa to purchase up to an aggregate of 2,000,000 shares of Common Stock, issued in connection with certain term promissory notes in an aggregate amount of up to $2,000,000;

•	FOR approval of approve the conversion of a $1,000,000 Convertible Promissory Note issued on February 5, 2020 (the “Ault Note”), to Ault & Company, Inc., which is convertible into 717,241 shares of Common Stock at $1.45 per share (which figure presumes conversion of principal and accrued but unpaid interest as of August 5, 2020, the maturity date of the Ault Note), in order to comply with the listing rules the NYSE American;

•	To ratify the appointment of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

•	In their discretion, on the transaction of such other matters as may properly come before the meeting or any adjournment thereof.

By submitting your proxy (via the Internet, telephone or mail), you authorize Milton C. “Todd” Ault, III, the Company’s Chairman and Chief Executive Officer, and William B. Horne, the Company’s Chief Financial Officer, to represent you and vote your shares at the Special Meeting in accordance with your instructions. They also may vote your shares to adjourn the Special Meeting and will be authorized to vote your shares at any postponements or adjournments of the Special Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

Who is Entitled to Vote; Vote Required; Quorum

As of the record date of May 11, 2020 (the “Record Date”), there were 5,771,634 shares of Common Stock issued and outstanding; 7,040 shares of Series A Cumulative Redeemable Perpetual Preferred Stock issued and outstanding and 125,000 shares of Series B Convertible Preferred Stock issued and outstanding, which constitute all of the outstanding capital stock of the Company. Stockholders are entitled to one vote for each share of Common Stock held by them. The 125,000 shares of Series B Convertible Preferred Stock carry the voting power of 0.04% of all votes entitled to be voted at the Special Meeting. The up to 10,000,000 shares of common stock issuable upon exercise of warrants issuable to Esousa will, assuming (i) approval of Proposal 2 and the (ii) the issuance of promissory notes in an aggregate amount of $2,000,000, carry the voting power of a presently indeterminate percentage of all votes entitled to be voted at any annual or special meeting of stockholders of our Company or action by written consent of our stockholders but will not carry any voting rights at the Special Meeting. The up to 717,241 shares of common stock issuable upon conversion of the note issued to Ault & Company (the “Ault Note”) will, assuming approval of Proposal 3, carry the voting power of 11.1% of all votes entitled to be voted at any annual or special meeting of stockholders of our Company or action by written consent of our stockholders but will not carry any voting rights at the Special Meeting; the figure 717,241 assumes the Ault Note will be converted at maturity, when its principal and interest will amount to $1,040,000.

A majority of the 5,771,634 outstanding shares of Common Stock on the Record Date will constitute a quorum at the Special Meeting.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, all but one of the proposals at this are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals. Only the proposal to ratify the appointment of Marcum LLP, as the Company’s independent registered public accounting firm, is a routine matter that brokers are entitled to vote upon without receiving instructions.

Determination of whether a matter specified in the Notice of Special Meeting of Stockholders has been approved will be determined as follows:

•	For each matter specified in the Notice of Special Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Special Meeting.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What is the purpose of the Special Meeting?

At the Special Meeting, the stockholders will be asked:

1.	To approve, pursuant to Rule 713 of the NYSE American, the issuance of shares of the Corporation’s Class A common stock, par value $0.001 per share (“Common Stock”) to Esousa Holdings LLC (“Esousa”), in accordance with the Master Exchange Agreement dated February 10, 2020, and the exercise of warrants issued in connection therewith;

2.	To approve the exercise of warrants issued or issuable to Esousa to purchase up to an aggregate of 2,000,000 shares of Common Stock, issued in connection with certain term promissory notes in an aggregate amount of up to $2,000,000;

3.	To approve the conversion of a $1,000,000 Convertible Promissory Note issued on February 5, 2020 (the “Ault Note”), to Ault & Company, Inc., which is convertible into 717,241 shares of Common Stock at $1.45 per share (which figure presumes conversion of principal and accrued but unpaid interest as of August 5, 2020, the maturity date of the Ault Note), in order to comply with the listing rules the NYSE American;

4.	To ratify the appointment of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

5.	The transaction of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Who is entitled to vote?

The Record Date for the Special Meeting is May 11, 2020. Only stockholders of record at the close of business on that date are entitled to vote at the Special Meeting. The only class of stock entitled to be voted at the meeting is our Common Stock and Series B Convertible Preferred Stock. On the Record Date, there were 5,771,634 shares of Common Stock outstanding; and 125,000 shares of Series B Convertible Preferred Stock issued and outstanding and entitled to vote. The issued and outstanding shares of Series B Convertible Preferred Stock carry the voting power of 0.04% of the shares of Common Stock.

Why am I receiving these materials?

We have sent you these proxy materials because the Board of the Company is soliciting your proxy to vote at the Special Meeting. According to our records, you were a stockholder of the Company as of the end of business on May 11, 2020, the Record Date for the Special Meeting.

You are invited to vote on the proposals described in this proxy statement.

The Company intends to mail these proxy materials on or about May 20, 2020 to the stockholders of record on the Record Date.

What is included in these materials?

These materials include:

•	the Notice of Special Meeting of Stockholders; and

•	this Proxy Statement for the Special Meeting.

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What is the proxy card?

The proxy card enables you to appoint Milton C. “Todd” Ault, III, the Company’s Chairman and Chief Executive Officer, and William B. Horne, the Company’s Chief Financial Officer, as your representative at the Special Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Special Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you log in to the Special Meeting.

Can I view these proxy materials over the Internet?

Yes. The Notice of Special Meeting, this Proxy Statement and accompanying proxy card are available at www.envisionreports.com/DPW.

How can I attend the Special Meeting?

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Special Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Special Meeting. No physical meeting will be held.

You will be able to attend the Special Meeting online by visiting www.meetingcenter.io/266742656. To login to the virtual meeting you have two option: Join as a “Guest” or Join as a “Shareholder”. If you join as a “Shareholder” you will be required to have a control number and password. You also will be able to vote your shares online by attending the Special Meeting by webcast.

To participate in the Special Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. The password for the meeting is DPW2020.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 9:00 AM PT. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Special Meeting virtually on the Internet?

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Special Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Special Meeting virtually on the Internet.

To register to attend the Special Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your DPW holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 5, 2020.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:

Computershare
Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Why are you holding a virtual meeting instead of a physical meeting?

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with Internet access.

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How do I vote?

Either (1) mail your completed and signed proxy card(s) to DPW Holdings, Inc., 201 Shipyard Way, Newport Beach, CA 92663, Attention: Corporate Secretary, (2) call the toll-free number printed on your proxy card(s) and follow the recorded instructions or (3) visit the website indicated on your proxy card(s) and follow the on-line instructions. If you are a registered stockholder and attend the Special Meeting, then you may deliver your completed proxy card(s) or vote pursuant to the instructions on the proxy card. If your shares are held by your broker or bank, in “street name”, then you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, then your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your record holder, it will nevertheless be entitled to vote your shares in its discretion on the ratification of the appointment of the independent registered public accounting firm (Proposal No. 4), but not on any other proposal.

As the beneficial owner of shares, you are invited to attend the Special Meeting. If you are a beneficial owner, however, you may not vote your shares at the Special Meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

How many shares must be present to hold the Special Meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, (i) by logging in to www.meetingcenter.io/266742656; the password is DPW2020, or (ii) by proxy, of the holders of a majority of the shares of capital stock outstanding on the Record Date will constitute a quorum. Proxies received but marked as abstentions.

What if a quorum is not present at the Special Meeting?

If a quorum is not present or represented at the Special Meeting, the holders of a majority of the shares entitled to vote at the Special Meeting who are present in person or represented by proxy, or the chairman of the meeting, may adjourn the Special Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

Is there a deadline for submitting proxies electronically or by telephone or mail?

Proxies submitted electronically or by telephone as described above must be received by 11:59 pm PT on June 5, 2020. Proxies submitted by mail should be received before 9:00 a.m. PT on June 8, 2020.

Can I revoke my proxy and change my vote?

You may change your vote at any time prior to the taking of the vote at the meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to the Company’s CEO at DPW Holdings, Inc., 201 Shipyard Way, Newport Beach, CA 92663, prior to your shares being voted, or (3) virtually attending the Special Meeting and voting in accordance with the instructions on the proxy card. Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the Special Meeting and voting.

Who can participate in the Special Meeting?

Only stockholders eligible to vote or their authorized representatives in possession of a valid control number will be admitted as participants to the Special Meeting.

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Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to the Company unless:

•	required by law;

•	you expressly request disclosure on your proxy; or

•	there is a proxy contest.

How does the Board of Directors recommend I vote on the proposals?

Our Board recommends that you vote your shares as follows:

•	“FOR” approval, pursuant to Rule 713 of the NYSE American, of the issuance of shares of the Corporation’s Class A common stock, par value $0.001 per share (“Common Stock”) to Esousa Holdings LLC (“Esousa”), in accordance with the Master Exchange Agreement dated February 10, 2020, and the exercise of warrants issued in connection therewith;

•	“FOR” approval of the exercise of warrants issued or issuable to Esousa to purchase up to an aggregate of 2,000,000 shares of Common Stock, issued in connection with certain term promissory notes in an aggregate amount of up to $2,000,000; and

•	“FOR” approval of approve the conversion of a $1,000,000 Convertible Promissory Note issued on February 5, 2020 (the “Ault Note”), to Ault & Company, Inc., which is convertible into 717,241 shares of Common Stock at $1.45 per share (which figure presumes conversion of principal and accrued but unpaid interest as of August 5, 2020, the maturity date of the Ault Note), in order to comply with the listing rules the NYSE American; and

•	“FOR” approval of the appointment of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

What if I do not specify how my shares are to be voted?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted in accordance with the Board’s recommended votes set forth immediately above, and if any other matter is properly presented at the Special Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Will any other business be conducted at the meeting?

The Company’s bylaws require stockholders to give advance notice of any proposal intended to be presented at the Special Meeting. We have not received any such notices. Accordingly, the Company does not anticipate any additional business will be conducted at the Special Meeting.

How many votes are needed to approve each proposal?

Approval of all matters requires the favorable vote of a majority of the votes cast on the applicable matter at the Special Meeting.

How will abstentions be treated?

Abstentions will be treated as shares present for quorum purposes and entitled to vote, and will have no effect on voting on any of the proposals.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of stockholders.

6

In connection with the treatment of abstentions and broker non-votes, the proposals at this meeting to (i) approve the issuance of shares of Common Stock to Esousa, (ii) approve the exercise of warrants issued or issuable to Esousa to purchase up to an aggregate of 2,000,000 shares of Common Stock and (iii) approve the conversion of a $1,000,000 Convertible Note convertible into 717,241 shares of Common Stock, are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals. The proposal to ratify the appointment of Marcum, LLP, as the Company’s independent registered public accounting firm is a routine matters that brokers are entitled to vote upon without receiving instructions.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners

.

 What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another stockholder of the Company. Why has our household only received one set of proxy materials?

The rules of the Securities and Exchange Commission’s (“SEC”) permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address.

How can I find out the results of the voting at the Special Meeting?

Final voting results will be disclosed in a Form 8-K filed after the Special Meeting.

Who can help answer my questions?

You can contact our corporate headquarters, at DPW Holdings, Inc., 201 Shipyard Way, Newport Beach, CA 92663, by sending a letter to Milton C. “Todd” Ault, III, our Chief Executive Officer, with any questions about the proposals described in this Proxy Statement or how to execute your vote, or by phone at (949) 444-5464.

7

PROPOSAL NO. 1

APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713, OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK TO ESOUSA

We are asking our stockholders to approve the issuance of up to 26,637,684 shares of our Common Stock to Esousa pursuant to, and upon the terms and subject to the conditions set forth in, the Master Exchange Agreement, dated February 10, 2020 (the “Exchange Agreement”), between the Company and Esousa, an entity that acquired approximately $4.2 million dollars in principal amount, plus accrued but unpaid interest, of certain promissory notes that had been previously issued by the Company to Dominion Capital, LLC, a Connecticut limited liability company (the “Dominion Note”), and the Canadian Special Opportunity Fund, LP (the “CSOF Note” and with the Dominion Note, the “Purchased Notes”) in separate transactions. Esousa also agreed to purchase additional notes up to an additional principal amount, plus accrued but unpaid interest, of $3.5 million (the “Additional Notes” and collectively, with the Purchased Notes, the “Notes”), prior to the second pricing period discussed below (the “Second Purchase”). Pursuant to the Exchange Agreement, Esousa has the unilateral right to acquire, among other things set forth therein, shares of the Company’s Common Stock (the “Exchange Shares”) in exchange for the Notes, which Notes evidence an aggregate of up to approximately $7.7 million of indebtedness of the Company. The Exchange Agreement also provides that we may issue shares to Esousa to the extent that after giving effect to such issuance, Esousa would not beneficially own in excess of a maximum percentage of 4.99% of the Common Stock (the “Maximum Percentage”), as such Maximum Percentage may be adjusted. In addition, we may not issue additional shares to Esousa which would exceed 19.9% of the total number of shares of Common Stock outstanding as of the date of the Exchange Agreement (or 861,580 shares) unless we have obtained stockholder approval of the issuance of more than such number of shares in exchange for the Additional Notes, as required by Rule 713(a)(ii) of the NYSE Company Guide, and subsequently, authorization from the NYSE American (together, the “Required Approvals”). Esousa also received warrants to purchase 1,832,597 shares of Common Stock (the “Purchase Warrant”) at an exercise price equal to $1.43 per share of Common Stock, and the exercise of the Warrant is also subject to the Maximum Percentage.

We are seeking stockholder approval for the issuance of shares in excess of 19.9% of the total number of shares of Common Stock outstanding as of the date of the Exchange Agreement. If this Proposal is not approved by our stockholders, the Company will not be able to issue additional shares to Esousa under the Exchange Agreement, and the Company anticipates it would need to seek alternative methods of repaying the promissory notes underlying the Exchange Agreement, which may include additional transactions with Esousa. Ault & Company, Inc. whose Chief Executive Officer is Milton C. Ault, the Company’s Chief Executive Officer and Chairman of the Board, has entered into a voting agreement with Esousa pursuant to which it has agreed to vote its shares in favor of this Proposal 1.

Overview of Exchange Agreement

On February 10, 2020, the Company entered into the Exchange Agreement with Esousa. Pursuant to the Exchange Agreement, Esousa has the unilateral right to acquire the Exchange Shares. Subsequent to the effective date of the Exchange Agreement, Esousa exchanged a portion of the Dominion Note for a limited number of Exchange Shares (the “Initial Exchange”), and the second exchange (the “Second Exchange” and together with the Initial Exchange, the “Exchange”) shall occur if, within sixty days after the Initial Exchange, the Company receives the Required Approvals.

The Exchange Agreement provides for two pricing periods (each a “Pricing Period”), the first of which shall commence after the date on which Esousa receives the Exchange Shares pursuant to the Initial Exchange and ending on the date that is 90 days after such receipt thereof, subject to extension as provided for in the Exchange Agreement, and the second of which shall commence on the date on which Esousa receives the Exchange Shares pursuant to the Second Exchange and ending on the date that is 90 days after such receipt thereof, in either case, unless earlier terminated by Esousa by written notice.

During each pricing period, Esousa will have the unilateral right to exchange the Notes for shares of the Company’s Common Stock, or the Exchange Shares. The number of shares to be issued upon each Exchange will be equal to (x) the principal and accrued but unpaid interest due on the Notes being exchanged multiplied by 1.35, divided by (y) the closing bid price effective on each date of an exchange notice pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), provided, however, that the Company shall theretofore have obtained the Required Approvals (the “Exchange Price”). The total number of shares of the Company’s Common Stock to be issued to Esousa in connection with the applicable Exchange shall be adjusted on the business day immediately following the Pricing Period based upon the volume weighted average price (“VWAP”) of the Company’s Common Stock over the applicable Pricing Period (the “VWAP Shares”). VWAP Shares means the number of shares determined by dividing (x) the Exchange Amount of the applicable Exchange, multiplied by 1.1, by (y) the greater of (I) seventy-five percent (75.0%) of the VWAP of the Company’s Common Stock over the applicable Pricing Period, or (II) $0.30 per share.

As a result of the Initial Exchange, Esousa acquired the Purchased Notes under the Exchange Agreement in exchange for approximately $4.2 million. The Second Exchange for the remaining Notes in the approximate amount of $3.5 million will occur promptly following obtaining the Required Approvals. If our stockholders do not approve this Proposal 1, neither the second Pricing Period nor the Second Exchange will occur.

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Esousa does not have the right to exchange Notes for shares of our Common Stock to the extent that following such exchange Esousa would beneficially own in excess of 4.9% of our Common Stock, of the Maximum Percentage, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. In addition, under no circumstances may the aggregate number of shares of Common Stock issued to Esousa in connection with the exchange of the Notes at any time exceed 861,580 shares, which is equal to 19.9% of the total number of shares of our Common Stock outstanding as of the date of the Exchange Agreement, unless we have obtained stockholder approval of the issuance of more than such number of shares pursuant to Rule 713 of the NYSE American.

In connection with the Exchange Agreement, the Company also issued to Esousa the Purchase Warrant to purchase shares of the Company’s Common Stock equal to (i) the amount of the Additional Notes, multiplied by 0.83, and divided by (ii) the closing bid price of the Company’s Common Stock as of the date immediately prior to the Initial Exchange, or $1.30. The Purchase Warrant shall be exercisable, commencing on the date upon which the Company’s receives the Required Approvals thereof, for the exercise price of one hundred ten percent (110%) of the closing bid price of the Company’s Common Stock as of the date immediately prior to the Initial Exchange, or $1.43. In connection therewith, the Company has agreed to file a registration statement to register the sale of the shares of Common Stock underlying the exercise of the Purchase Warrant by Esousa pursuant to the Exchange Agreement. In the event that Esousa does not purchase all of the Additional Notes, the Company shall have the option to acquire a portion of the Purchase Warrants from Esousa for an aggregate price of $1.00. The Purchase Warrant may be exercised for cash. Upon the failure by the Company to maintain an effective registration statement as set forth in the Exchange Agreement, the Company shall incur penalties for each month that the SEC fails to declare such registration statement effective.

The shares issued under the Exchange Agreement have been or will be issued pursuant to the exemption from registration set forth in Section 3(a)(9) of the Securities Act, which permits an issuer to exchange new securities for existing securities exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange.

The Exchange Agreement contains customary representations, warranties and covenants by the parties. Among other covenants, neither the Company nor any of its subsidiaries may, directly or indirectly, issue any equity security or any equity-linked or related security until 30 days after the date of the Second Exchange. In the event there is no Second Exchange, such restriction shall lapse 30 days after the end of the Pricing Period applicable to the Initial Exchange. Moreover, during the period commencing on the date of the Exchange Agreement and ending on the later of (i) 10 calendar days after the end of the Pricing Period or (ii) such time as when all of the Notes have been exchanged or repaid, the Company may not directly or indirectly issue equity or debt securities of the Company to a party in exchange for outstanding equity or debt securities in one or more transactions carried out pursuant to Section 3(a)(9) or Section 3(a)(10) of the Securities Act, unless the Company has received prior written consent from Esousa. In addition, the Company has agreed to indemnify Esousa and its affiliates for material misstatements or breaches of its obligations under the Exchange Agreement.

A copy of the Exchange Agreement is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 10, 2020.

Stockholder Approval Requirement

As noted above, the Exchange Agreement provides that the number of shares to be issued to Esousa is initially limited to 19.9% of the total number of shares of Common Stock outstanding as of the date of the Exchange Agreement until such time as the stockholders of the Company approve the issuance of additional shares, which include the shares underlying the Purchase Warrant. We have agreed to promptly seek such stockholder approval and are seeking such approval at the Special Meeting.

Rule 713 of the NYSE American requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer. Stockholder approval of this Proposal 1 will constitute stockholder approval for purposes of Rule 713 of the NYSE American.

We are seeking stockholder approval for the issuance of up to 26,637,684 shares of our Common Stock to Esousa in connection with the exchange of the Notes and the exercise of the Purchase Warrant. We will seek additional stockholder approval before issuing shares in excess of that number.

If our stockholders do not approve this Proposal, the Company will need to find alternative means of refinancing or extending the Notes, and the Company may not be successful in such efforts. If the Company is unable to refinance or extend the Notes, the Company may default on the Notes, which would materially adversely affect the Company and could result in severe curtailment of the Company’s activities and the insolvency of the Company.

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Our stockholders are not entitled to dissenters’ rights with respect to this Proposal, and we will not independently provide stockholders with any such right.

Reasons for Transaction

After considering various alternative transactions, including potential capital raises and extensions of or refinancing the Notes, the Board of Directors determined that the Exchange Agreement with Esousa is in the best interests of the Company and its stockholders because it permits the Company to issue equity in exchange for the $7,700,000 due under the Notes.

The Exchange Agreement eliminates debt in which the Company was in default and the Company believes the impact of the Exchange Agreement should also improve the Company’s financial results by reducing the Company’s borrowing costs and enabling management to focus on growing the Company’s business, which was challenging in light of the constraints under the Company’s prior debt agreements.

Effect on Current Stockholders; Dilution

The Exchange Agreement does not affect the rights of the holders of outstanding Common Stock, but the issuance of shares to Esousa pursuant to the terms of the Exchange Agreement will have a dilutive effect on our existing stockholders, including the voting power and the economic rights of the existing stockholders. We issued Esousa all 861,580 shares it was entitled to acquire absent stockholder approval; had it sold no such shares, that figure would have consisted of approximately 14.9% of the 5,771,634 shares outstanding as of the Record Date.

The availability for sale of a large amount of shares by Esousa may depress the market price of our Common Stock and, going forward, may impair our ability to raise additional capital through the public sale of our Common Stock. We do not have any arrangement with Esousa to address the possible effect on the price of our Common Stock of the sale by Esousa of its shares.

As noted above, the Exchange Agreement provides that the Company shall not issue, and Esousa shall not acquire, any shares of our Common Stock under the Exchange Agreement if such shares proposed to be issued and sold, when aggregated with all other shares of our Common Stock then owned beneficially (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended) by Esousa and its affiliates, would result in the beneficial ownership by Esousa and its affiliates in excess of the Maximum Percentage. This beneficial ownership limitation limits the number of shares Esousa may beneficially own at any one time to 4.9% of our outstanding Common Stock. Consequently, the number of shares Esousa may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of our Common Stock increases over time. Esousa may sell some or all of the shares it acquires under the Exchange Agreement, subject to Esousa’s compliance with the Securities Act and applicable state law. Even though Esousa’s beneficial ownership of our Common Stock is subject to the Maximum Percentage, Esousa may be in a position to exert influence over the Company and there is no guarantee that the interests of Esousa will align with the interests of other stockholders.

Required Vote and Board Recommendation

The issuance of shares to Esousa requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Special Meeting.

The Board unanimously recommends a vote “FOR” the approval of the issuance of shares of Common Stock to Esousa in order to comply with Rule 713 of the NYSE American.

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PROPOSAL NO. 2

APPROVAL OF THE EXERCISE OF WARRANTS TO PURCHASE UP TO 2,000,000 SHARES OF COMMON STOCK IN ORDER TO COMPLY WITH RULE 713 OF THE NYSE AMERICAN

Terms of the Transaction

The Company may issue one or more 12% Secured Promissory Term Notes (the “Esousa Notes”) to Esousa Holdings, LLC (“Esousa”) before the date of the Special Meeting in an aggregate amount of up to $2,000,000 and will in no event issue any such notes beyond June 29, 2020, which is 90 days from the date of the Special Meeting. In connection with issuance any such Esousa Notes, the Company has agreed to issue Esousa warrants to purchase that number of shares of Common Stock equal to the principal amount of the aggregate amount of the Esousa Notes divided by the closing market price of the shares of Common Stock on the date that a particular Esousa Note was purchased, subject to a floor of $1.00.

Description of the Warrants

Esousa will in connection with the purchase of the Esousa Notes be issued the warrants described above (the “Esousa Warrants”) to purchase that number of shares of Common Stock equal to the principal amount of the aggregate amount of the Esousa Notes divided by the closing market price of the shares of Common Stock on the date that a particular Esousa Note was purchased, subject to a floor of $1.00. The Esousa Warrants will be exercisable at a price equal to 110% of the closing market price of the shares of Common Stock on the date that a particular Esousa Note was purchased and be exercisable for a period of five years from their issuance date. The exercise price of the Esousa Warrants shall be subject to adjustment for customary stock splits, stock dividends, combinations or similar events. The Company intend to use any proceeds it may receive from the exercise of the Esousa Warrants for general working capital purposes.

Why the Company Needs Stockholder Approval

Rule 713 of the NYSE American requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer. The exercise price of the Esousa Warrants will be lower than the market price of our Common Stock on the issuance dates of the Esousa Notes and may be lower than the market price upon exercise. Accordingly, Esousa is prohibited from exercising the Esousa Warrants and receiving shares of our Common Stock unless stockholder approval is obtained for the Esousa Warrants.

Effect of Proposal on Current Stockholders

If this Proposal No. 2 is adopted, up to 2,000,000 shares of Common Stock would be issuable. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent 28.80% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in significant dilution to our stockholders and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the Common Stock issued upon exercise of the Esousa Warrants could cause the market price of our Common Stock to decline as well as result in substantial dilution to other stockholders since Esousa may ultimately exercise and sell the full amount issuable on exercise. This means that our current stockholders will own a smaller interest in our Company and will have less ability to influence significant corporate decisions requiring stockholder approval.

Required Vote and Board Recommendation

The exercise of the Esousa Warrants requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Special Meeting.

The Board unanimously recommends a vote “FOR” the approval issuance of Common Stock upon of the exercise the Esousa Warrants for up to 2,000,000 shares of Common Stock in order to comply with Rule 713 of the NYSE American.

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PROPOSAL NO. 3

APPROVAL OF THE CONVERSION OF A $1,000,000 CONVERTIBLE PROMISSORY NOTE INTO 717,241 SHARES OF COMMON STOCK IN ORDER TO COMPLY WITH RULE 713 OF THE NYSE AMERICAN

Terms of the Transaction

On February 5, 2020, we sold an 8% Convertible Promissory Note (the “Ault Note”) to Ault & Company. As described further below, the principal of the Ault Note may be converted into shares of Common Stock at a conversion price of $1.45 per share.

The Ault Note is in the principal amount of $1,000,000 and was sold for $1,000,000, bears interest at 8% simple interest on the principal amount, and is due on August 5, 2020 (the “Maturity Date”). The principal and accrued interest thereon may be converted into our shares of Common Stock at $1.45 per share. Commencing on the date that the approval of the Company’s stockholders of this Proposal is obtained, as required by Rule 713(a)(ii) of the NYSE Company Guide, Ault & Company may convert the principal amount of the Ault Note at any time into Common Stock. The conversion price of the Ault Note is subject to adjustment for customary stock splits, stock dividends, combinations or similar events. Assuming the Ault Note is converted into shares of Common Stock on the Maturity Date, we would issue to Ault & Company a number of shares of Common Stock equal to $1,000,000 in principal plus interest of $40,000 divided by $1.45, or 717,241 such shares.

Why the Company Needs Stockholder Approval

Rule 713 of the NYSE American requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer. The initial conversion price of the Ault Note was equal to the market price of our Common Stock on the day immediately prior to execution date of the Ault Note. Accordingly, Ault & Company is prohibited from converting the Ault Note and receiving shares of our Common Stock unless stockholder approval is obtained for the Ault Note.

Effect of Proposal on Current Stockholders

If this Proposal No. 3 is adopted, based on the conversion of the Ault Note, up to 717,241 shares of Common Stock would be issuable. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent 11.1% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in significant dilution to our stockholders and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the Common Stock issued upon conversion of the Ault Note could cause the market price of our Common Stock to decline as well as result in substantial dilution to other stockholders since Ault & Company may ultimately convert and sell the full amount issuable on conversion and exercise. This means that our current stockholders will own a smaller interest in our Company and will have less ability to influence significant corporate decisions requiring stockholder approval.

Further Information.

The terms of the Ault Note are complex and only briefly summarized above. For further information, please refer to the descriptions contained in the Company’s Current Report on Form 8-K filed with the SEC on February 6, 2020, and the transaction documents filed as exhibits to such report. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Required Vote and Board Recommendation

The conversion of the Ault Note requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Special Meeting.

The Board unanimously recommends a vote “FOR” the approval issuance of 717,241 shares of Common Stock upon of the conversion of the Ault Note in order to comply with Rule 713 of the NYSE American.

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PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Marcum LLP, as the independent registered public accounting firm of the Company for the year ending December 31, 2020, subject to ratification of the appointment by the Company’s stockholders. No representative of Marcum LLP is expected to attend the Meeting.

Review of the Company’s Audited Financial Statements for the Fiscal Year Ended December 31, 2019

The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s internal controls and financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

Fees Paid to Auditors

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountants Marcum, LLP, with respect to the years ended December 31, 2019 and December 31, 2018, for our audit of annual financial statements and review of financial statements included in our quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

2019	$775,620
2018	$610,564

Audit-Related Fees

We did not incur fees to our independent registered public accounting firm for audit related fees during the fiscal years ended December 31, 2019 and 2018.

Tax and Other Fees

We did not incur fees to our independent registered public accounting firm for tax services during the fiscal years ended December 31, 2019 and 2018.

Pre-Approval Policies and Procedures

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of DPW Holdings, Inc. has furnished the following report on its activities during the fiscal year ended December 31, 2019. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that DPW Holdings, Inc. specifically incorporates it by reference into any such filing.

The Audit Committee oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of our financial statements. For the fiscal year ended December 31, 2019, the members of the Audit Committee were Messrs. Smith, Rosenberg and Bentz, each of whom was an independent director as defined by the applicable NYSE American and SEC rules.

In fulfilling its responsibilities, the Audit Committee appointed independent auditors Marcum, LLP, for the fiscal year ended December 31, 2019. The Audit Committee reviewed and discussed with the independent auditors the overall scope and specific plans for their audit. The Audit Committee also reviewed and discussed with the independent auditors and with management the Company’s audited financial statements and the adequacy of its internal controls. The Audit Committee met with the independent auditors, without management present, to discuss the results of our independent auditor’s audits, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

The Audit Committee monitored the independence and performance of the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16—Communications with Audit Committees. The Company’s independent auditors have provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent auditor the independent auditor’s independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the SEC.

Mr. Robert O. Smith, Mr. Moti Rosenberg, Mr. Jeffrey Bentz

Required Vote and Board Recommendation

The ratification of the appointment of the Company’s independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends that the stockholders vote “for” the ratification of Marcum LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise indicated below, the following table sets forth certain information regarding beneficial ownership of our common stock as of the Record Date by (1) each of our current directors; (2) each of the executive officers; (3) each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock based upon Schedules 13G or 13D filed with the SEC; and (4) all of our directors and executive officers as a group. As of the Record Date, there were 5,771,634 shares of our common stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the Record Date are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated by footnote, to our knowledge, the persons named in the table have sole voting and sole investment power with respect to all common stock shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated below, the address of each beneficial owner listed below is c/o DPW Holdings, Inc., 201 Shipyard Way, Newport Beach, California 92663.

Name and address of beneficial owner	Number of shares beneficially owned		Approximate Percent of class
Greater than 5% Beneficial Owners:
Ault & Company, Inc.	673,140	(2)	11.7%
Directors and executive officers: (1)
Milton Ault, III	673,183	(3)	11.7%
Henry Nisser	3,906	(4)	*
Amos Kohn	698	(5)	*
Robert Smith	108	(6)	*
William Horne	556	(7)	*
Mordechai Rosenberg	0		*
Jeffrey A. Bentz	9		*
Jodi Brichan	0		*
All directors and executive officers as a group (eight persons)	678,460		11.7%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o DPW Holdings, Inc., 201 Shipyard Way, Suite E, Newport Beach, California 92663.

(2)	Includes shares owned by Philou Ventures of which Ault & Company, Inc., is the Manager, consisting of: (i) 125,000 shares of Series B Preferred Stock that are convertible into 2,232 shares of Common Stock, (ii) warrants to purchase 2,232 shares of Common Stock that are exercisable within 60 days of the Record Date and (iii) 3,408 shares of Common Stock. Also includes warrants to purchase 94 shares of Common Stock that are exercisable within 60 days of the Record Date. Excludes 717,241 shares of Common Stock issuable upon conversion of the Ault Note.

(3)	Mr. Ault is the Chief Executive Officer of Ault & Company, Inc. Includes 673,140 shares beneficially owned by Ault & Company, which may be deemed beneficially owned by Mr. Ault. Also includes 43 shares of Common Stock. Excludes 717,241 shares of Common Stock issuable upon conversion of the Ault Note.

(4)	Includes 3,906 shares of Common Stock issuable pursuant to a stock incentive grant.

(5)	Includes warrants to purchase 505 shares of Common Stock that are exercisable within 60 days of the Record Date.

(6)	Includes warrants to purchase 54 shares of Common Stock that are exercisable within 60 days of the Record Date.

(7)	Includes 250 shares of Common Stock issuable pursuant to a stock incentive grant.

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OTHER BUSINESS

The Board knows of no business to be brought before the Special Meeting other than as set forth above. If other matters properly come before the stockholders at the Special Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ Milton C. Ault, III
Milton C. Ault, III
Chief Executive Officer and Chairman of the Board

May 18, 2020

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14!!!! Using a black Inll pen, mark your votes with an X as shown in this example. X Please do not write outside the designated areas. TE Your vote matters - here's how to vote! You may vote online or by phone instead of mailing this card Online Go to www.envisionreports.com/DPW or scan the 0R code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/DPW Special Meeting Proxy Card E) V IF VOTING BY MAIL, SIGN, DETACN AND RETURN THE BOTTON PORTION IN THE ENCLOSED ENVELOPE V u Proposals — The Board of Directors recommends a vote FOR Proposals 1, Z, 3, 4 and 5. + 1. To approve, pursuant to Rule 713 of the NYSE American, the issuance of shares of the Corporation's Class A common stock. par value $0.001 per share (“Common Stock") to Esousa Holdings LLC (”Esousa"). in accordance with the Master Exchange Agreement dated February 10, 2020, and the exercise of warrants issued in connection therewith. 3. To approve the conversion of a Sl,000,000 Convertible Promissory Note issued on February 5, 2020 (the "Ault Note"), to Ault & Company, |nc., which s convertible into 717,241 shares of Common Stock at $1.45 per share (which figure presumes conversion of principal and accrued but unpaid interest as of August 5, 2020, the maturity date of the Ault Note), in order to comply with the listing rules the NYSE American. 5. The transaction of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. For Against Abstain For Against Abstain 2. To approve the exercise of warrants issued or issuable to U U D Esousa to purchase up to an aggregate of 2,000,000 shares of U U D Common Stock, issued in connection with certain term promissory notes in an aggregate amount of up to $2,000,000. 4. To ratify the appointment of Marcum LLP, as the Company's U U U independent registered public accounting firm for the fiscal U U U year ending December 31, 2020. EIEIEI u Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. when signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/VYYy) - Please print date below. 039M5B 1UPX +

The 2020 Special Meeting of Shareholders of DPW Holdings, Inc. will be held on Monday, June 8, 2020 at 9:00am PST, virtually via the internet at www.meetingcenter.io/266742656. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — DPW2020. Small steps make an impact. Help the environment by consenting to receive electronic delivery. Sign up at www.envisi0nreports.com/DPW V IF VOTING BY MAIL. SIGN, DETACH AND RETURN TNE BOTTOM PORTION IN TNE ENCLOSED ENVELOPE V Proxy — DPW HOLDINGS, INC. + 201 Shipyard Way Newport Beach, CA 92663 (949) 444-5464 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Milton "Todd" Ault, ill and William B. Horne, or any one of them, as proxy, with full power to appoint substitutes, and hereby authorizes Messrs. Ault and Horne, or any one of them, to represent and to vote as designated below, all the shares of common stock of DPW Holdings, Inc., held of record by the undersigned as of May ll, 2020, at the 2020 Special Meeting of Stockholders to beheld virtually, at 9 a.m. Pacific Time, on June 8, 2020, and any adjournments or postponements thereof, and hereby ratifies all that said proxies may do by virtue hereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS l, 2, 3, 4 AND 5. THE PROXY HOLDER WILL HAVE DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. (IF YOU VOTE BY INTERNET, PLEASE DO NOT MAILBACK THIS PROXY CARD). THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. H Non-Voting Items Change oi Address - Please print new address below. I +

DPW HOLDINGS VOTE Using a black Ink pen, mark your votes with an X as shown in this example. X Please do not write outside the designated areas. Special Meeting Proxy Card V IF VOTING BY MAIL, SIGN, DETACN AND RETURN TNE BOTTON PORTION IN THE ENCLOSED ENVELOPE. V u Proposals — The Board of Directors recommends a vote FOR Proposals 1, Z, 3, 4 and 5. + For Against Abstain For Against Abstain l. To approve, pursuant to Rule 713 of the NYSE American, the 2 To approve the exercise of warrants issued or issuable to issuance of shares of the Corporation's Class A common stock, U U U ‘ Esousa to purchase up to an aggregate of 2,000,000 shares of U U D par value $0.001 per share (“Common Stock") to Esousa Common Stock, issued in connection with certain term Holdings LLC (”Esousa"). in accordance with the Master promissory notes in an aggregate amount of up to $2,000,000. Exchange Agreement dated February l0, 2020, and the exercise of warrants issued in connection therewith. 3. To approve the conversion of a $1,000,000 Convertible 4. To ratify the appointment of Marcum LLP, as the Company's Promissory Note issued on February 5, 2020 (the "Ault Note"), U U U independent registered public accounting firm for the fiscal U U U to Ault & Company, |nc., which s convertible into 717,241 shares year ending December 31, 2020. of Common Stock at $1.45 per share (which figure presumes conversion of principal and accrued but unpaid interest as of August 5, 2020, the maturity date of the Ault Note), in order to comply with the listing rules the NYSE American. 5. The transaction of such other business as may properly come before the Special Meeting or any adjournments or U D U postponements thereof. u Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as namets) appears hereon. Joint owners should each sign. when signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title Date (mm/dd/VYYy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. I 1 u P x + D39M6B

The 2020 Special Meeting of Shareholders of DPW Holdings, Inc. will be held on Monday, June 8, 2020 at 9:00am PST, virtually via the internet at www.meetingcenter.io/266742656. To access the virtual meeting, you must refer to the "Ouestions and Answers About the Annual Meeting" section of the Proxy Statement. The password for this meeting is — DPW2020. v IF vormc av MAIL. SIGN, DHACH mo RETURN THE sorrow PORTION IN THE ENCLOSED ENVELOPE v Proxy — DPW HOLDINGS, INC. 201 Shipyard Way Newport Beach, CA 92663 (949) 444-5464 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Milton "Todd" Ault, ill and William B. Horne, or any one of them, as proxy, with full power to appoint substitutes, and hereby authorizes Messrs. Ault and Horne, or any one of them, to represent and to vote as designated below, all the shares of common stock of DPW Holdings, Inc., held of record by the undersigned as of May 11, 2020, at the 2020 Special Meeting of Stockholders to beheld virtually, at 9 a.m. Pacific Time, on June 8, 2020, and any adjournments or postponements thereof, and hereby ratifies all that said proxies may do by virtue hereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS I, 2, 3, 4 AND 5. THE PROXY HOLDER WILL HAVE DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.